Corporate PRESENTATION q1 2020 Exhibit 99.1

This presentation includes forward-looking statements intended to qualify for the Safe Harbor from liability established by the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “targets,” “guidance,” “expects,” “intends,” “may,” “ongoing,” “plans,” “potential,” “predicts,” “prospects,” “projects,” “should,” “will,” “would,” or similar expressions intended to identify statements about the future and the negatives of those terms, although not all forward-looking statements contain these identifying words.  These statements are based on management’s current beliefs and expectations.  These statements, including, but not limited to, statements regarding clinical utility tests, regulatory action, third-party payer reimbursement, and demand for our test, are subject to substantial known and unknown risks, certainties, and other factors that could cause actual results to differ materially from those suggested or implied by these forward-looking statements.  These factors include, but are not limited to, the following: regulatory action with respect to our Pigmented Lesion Assay and adhesive biopsy (together, the “Test”); the commercial launch and future sales of the Test or any other of our future products or tests; our ability to achieve favorable pricing for the Test; third-party payor reimbursement for the Test; the accuracy of our estimates regarding anticipated capital requirements and our needs for additional financing; market size and market adoption of the Test by dermatologists; the timing, cost and other aspects of the commercial launch of the Test; the timing and cost of clinical utility tests for the Test, including whether such tests will be conducted at all; our ability to develop and commercialize additional tests and products; and our ability to enter into necessary transactions for licensing, acquisitions and strategic operations, as applicable.  DermTech may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on DermTech’s forward-looking statements.   The risks and uncertainties that may cause actual results to differ materially from DermTech’s current expectations are more fully described in DermTech’s reports filed with the Securities and Exchange Commission (the “SEC”).  You may obtain these reports for free by visiting EDGAR on the SEC website at www.sec.gov.  DermTech assumes no obligation to update any forward-looking statements after the date of this presentation or to conform any forward-looking statements to actual results, and has no intention of doing so except to the extent required by applicable law.  You should, therefore, not rely on the forward-looking statements in this presentation as representing DermTech’s views as of any date subsequent to the date of this presentation. Disclaimer

3

LEADERSHIP TEAM



John Dobak, MD
Chief Executive Officer

- Founder & Chairman, 10xBio (aesthetic medicine drugs)
- Chairman, Pantherics (anti-inflammatory drugs)
- MD, UCSD, Bachelors, UCLA



Todd Wood
Chief Commercial Officer

- Allergan, VP US Sales, Dermatology, Ophthalmology, Aesthetics



Daniel Visage, MBA
Sr. VP, Payer Access

- Progenity, VP Payer Access
- OPKO/BRL, VP Managed Markets
- LabCorp
- Florida Blue, Kaiser, Carecentrix



Claudia Ibarra
Chief Operating Officer

- Exagen, Sr. VP Lab Operations
- Genoptix, Director Lab Operations



Kevin Sun, MS, MBA
Chief Financial Officer

- Dexcom, VP Finance, Corporate Controller and Treasury, Interim CFO
- Biosite, FP&A, SEC Reporting, SOX Compliance
- MBA, MS, Kelley School of Business at Indiana University



Zuxu Yao, PhD
Chief Scientific Officer

- Senior roles at Nexogen, Advance, Celula, Nanogen
- Post-doctoral, UCSD
- PhD, Memorial University of Newfoundland



Burkhard Jansen, MD
Chief Medical Officer

- Dermatologist
- FDA Consultant
- Post-doctoral, University of Minnesota; MD, University of Graz

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

DermTech

DermTech, Inc. (NASDAQ: DMTK) is a leader in precision dermatology enabled by a non-invasive skin genomics platform. DERMTECH Mission: To bring precision to the practice of dermatology through non-invasive genomic assessment of the skin. We address very large market opportunities in skin cancer and skin inflammatory disease We operate a CLIA-certified and CAP-accredited commercial laboratory in San Diego, CA. Our skin cancer product is available in all 50 U.S. states. We are commercial stage and currently offer the Pigmented Lesion Assay (PLA) for early melanoma detection We are commencing scale up around our recent Medicare coverage policy and new CPT Code (0089U) with favorable reimbursement

Genomic Innovations Are Less Invasive, More accurate, and less expensive Focus COMPANY OLD STANDARD OF CARE NEW-GEN DIAGNOSTIC Breast Colorectal Thyroid Heart Lung Prenatal Skin

6

A SNAPSHOT OF THE U.S. SKIN CANCER MARKET

Skin Cancer

Melanoma, Basal Cell, and Squamous Cell Carcinoma

More people are diagnosed with skin cancer than all other cancers combined and **1 in 5 Americans** will develop skin cancer by the age of 70

Annual cost of treatment is estimated to be $8.1 billion, $4.8 billion for non-melanoma and $3.3 billion for melanoma (2018)

~4.5 million cases of basal cell and squamous cell diagnosed per year in the US, ~**11 MM** diagnostic biopsies, with **~20,000 deaths**

~180,000 new cases of melanoma were reported in 2018, **~4.0 MM** diagnostic biopsies, **with ~10,000 deaths**

Source: Cancer Facts & Figures 2018. American Cancer Society.

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

DermTech

When Diagnosed at the Local Stage 98% When Diagnosed at the Regional Stage 64% When Diagnosed at the Distant Stage 23% 1. Cancer Facts & Figures 2018. American Cancer Society. 2. Hanke CW, Carcinoma and Keratoses, 1:2 2019 Not Skin Cancer Skin Cancer Not Skin Cancer Skin Cancer 5-Year Relative Survival Rate1 Early Detection Visually Is Extremely Difficult Early Detection of Melanoma Is Critical to Survival Only 1% to 2% of lesion tissue is sampled during dermatopathology2

8

CURRENT STANDARD OF CARE IN MELANOMA IS ANTIQUATED

~3.8 million unnecessary biopsies annually

Subjective Clinical Visual Assessment

Leads to ~25 surgical biopsies performed per melanoma found[1]

Subjective Pathology Assessment

Leads to 58% early stage melanomas diagnostic misinterpretation[2]

High probability of missed melanoma (17%)[3]

Leads to high proportion (>20%) unnecessary wide excisions[3]

Most Biopsies Are NOT Melanoma

~4.0 million biopsies annually to identify 180k cases[1]


Severe Atypia
Jan. 2012
Severe Atypia
Jan. 2013
Dysplastic Benign
July 2013
Dysplastic Benign
July 2013
Dysplastic Benign

1. Anderson A, et al., *JAMA Dermatology,* 2018; doi:10.1001/jamadermatol.2018.0212
2. Elmore JG, et al. *BMJ.* 2017;357:j2813.
3. Strazzula L, et al. Journal of the American Academy of Dermatology, 2014; 71:1071-6

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

PLA Brings Skin cancer diagnostics into the 21st century A Better Diagnostic Solution for Dermatology Subjective Visual Assessment Surgical Biopsy Subjective Histopathology Adhesive Patch Sample Collection Genomic Analysis CLIA/CAP Commercial Lab Physician Report (within 72 hrs.) SUBJECTIVE LOW ACCURACY INVASIVE HIGH COST OBJECTIVE HIGH ACCURACY NON-INVASIVE LOW COST Current Practice: More Art Than Science The Future: Non-invasive Skin Genomics CAP: College of American Pathologists; CLIA: Clinical Laboratory Improvement Amendments.

Genomic Material Purified from Patch Enhanced Early Melanoma Detection: Non-invasive Gene Expression Test1 Dermtech’s pigmented lesion assay (pla) Non-invasive adhesive patch collection Avoids unnecessary surgery Improved patient care Highly accurate Low probability of missed melanoma (<1%) 100% of a lesion is sampled Uses the precision of genomics Earliest detection Detects genomic drivers of cancer Genomic changes can precede visual changes 1. Gerami P, et al., JAAD 2017, 76:114

11

BETTER CARE AT A LOWER COST

Highly Validated Diagnostic Metrics


HIGHLY VALIDATED WITH PROVEN CLINICAL UTILITY
91% sensitivity[2]
>99% negative predictive value (NPV) VS 83% NPV OF CURRENT pathway[1,2]
Clinicians follow the guidance of the test in over 98% of cases[2,5]
Validated in 14 peer reviewed publications
Fewer biopsies while missing fewer melanomas
A long term follow-up confirms the high NPV and high utility of the PLA in helping guide the management of pigmented lesions[5]

Enhance early detection of melanoma
by identifying lesions with genomic atypia

Superior Performance

Performance Metric	Biopsy & Histology	PLA Test	Improvement
Probability Of Missed Melanoma[1]	17%	1%	**17x**
Biopsies Per Melanoma[2]	25	2.7	**10x**
Wide Excisions Per Melanoma[2,3]	5.2	1.6	**3x**
Cost Per Lesion Tested[4]	~$1,000	$760	**-$240**

1. Elmore JG, et al. *BMJ*. 2017; 357:j2813 & Malvehy J, et al. *BJD*, 2014; 177:1099-1107
2. Ferris L, et al. *JAMA Dermatol, 2018; 154(10):1229-1230* & Gerami P, et al., JAAD 2017, 76:114-120e
3. Strazzula L, et al. *JAAD*, 2014; 71:1071-6 & Ferris L, et al. *Melanoma Research*, 2018 1:DOI10.1097
4. Hornberger J and Siegel D. *JAMA Dermatol*, 2018 154(9):1-8
5. Ferris L, et al. DOJ, 2019, 25(5)1-8

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

DermTech

12

STRONG CLINICAL VALIDATION AND ROBUST IP PORTFOLIO

MILESTONE	STATUS	SAMPLE SIZE
Analytical Validation	✓ Complete	125
Clinical Validation – pathology	✓ Complete	555
Clinical Validation – mutation	✓ Complete	626
Clinical Utility	✓ Complete	45 Derms
Real-World Utility	✓ Complete	381
1-Year Follow-up	✓ Complete	734
Real-World Utility Registry	Ongoing	3418
Adhesive Biopsy Validation	✓ Complete	N/A
Health Economic	✓ Complete	326
CPT Codes	✓ Complete	N/A

IP Portfolio

Issued US patents provide broad protection for melanoma product through 2030

- Broad methods covering RNA analysis of adhesive patch collected skin: 7,183,057
- Method of detection of biological factors in epidermis: 6,720,145
- Broad claims for melanoma gene classifier: 9,057,109
- Broad claims for melanoma gene classifier: 10,407,729

Patents issued in select countries worldwide

- Multiple European countries, Canada, Japan, and Australia

Trade secrets and technical know-how

- Low quantity, poor quality sample material requires special processes
- Custom automation

CPT: Current Procedural Terminology; N/A: not applicable.
Publications available at www.dermtech.com

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

DermTech

13

CMS PRICING IN PLACE UNLOCKS SIGNIFICANT MARKET OPPORTUNITY

Medicare Coverage Established in January 2020



FUTURE Local Coverage Determination for MolDX: Pigmented Lesion Assay (L38051)

LCD ID
L38051

LCD Title
MolDX: Pigmented Lesion Assay

Proposed LCD in Comment Period
N/A

Source Proposed LCD
DL38051 (/medicare-coverage-database/details/lcd-details.aspx?LCDId=38050&ver=&articleId=57868&CntrctrType=13&bc=AQAAAgABAAAA&)

AMA CPT / ADA CDT / AHA NUBC Copyright Statement
CPT codes, descriptions and other data only are copyright 2019 American Medical Association. All Rights Reserved. Applicable FARS/HHSARS apply.

Current Dental Terminology © 2019 American Dental Association. All rights reserved.

Copyright © 2019, the American Hospital Association, Chicago, Illinois. Reproduced with permission. No portion of the AHA copyrighted materials contained within this publication may be copied without the express written consent of the AHA. AHA copyrighted materials including the UB-04 codes and descriptions may not be removed, copied, or utilized within any software, product, service, solution or derivative work without the written consent of the AHA. If an entity wishes to utilize any AHA materials, please contact the AHA at 312-893-6816. Making copies or utilizing the content of the UB-04 Manual, including the codes and/or descriptions, for internal purposes, resale and/or to be used in any product or publication; creating any modified or derivative work of the UB-04 Manual and/or codes and descriptions; and/or making any commercial use of UB-04 Manual or any portion thereof, including the codes and/or descriptions, is only authorized with an express license from the American Hospital Association. To license the electronic data file of UB-04 Data Specifications, contact Tim Carlson at (312) 893-6816 or Laryssa Marshall at (312) 893-6814. You may also contact us at ub04@healthforum.com.

performed on or after 02/10/2020

Revision Effective Date
N/A

Revision Ending Date
N/A

Retirement Date
N/A

Notice Period Start Date
12/26/2019

Notice Period End Date
02/09/2020

Estimated Total Number U.S. Biopsies for Pigmented Lesions[1]


Medicare[1]
2,000,000
2,000,000
Commercial Payors[1]

Medicare	**~2.0 Million** Total Biopsies[2]	×	**$760** Reimbursement[2]	=	**~$1.5 Billion**
Other	**~2.0 Million** Total Biopsies	×	Reimbursement TBD Expect in-line with Medicare payment rate	=	**+$1 Billion (est.)**

Medicare Market Alone Has Potential for >$1 Billion in Sales

1. Source: IQVIA Skin Cancer Claims and Procedures Study
2. 2020 Clinical Laboratory Fee Schedule: https://www.cms.gov/medicaremedicare-fee-service-paymentclinicallabfeescheddlinical-laboratory-fee-schedule-files/20clabq1

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

DermTech

14

PLA CASE STUDY – JAMA DERMATOLOGY PUBLICATION

Effectiveness Attributes of the PLA Test



Background

- 28-year-old female
- Family history of melanoma
- **Complained of bug bite**
- Refused surgical biopsy

DermTech Results

- **PLA test was positive**
- **Histopathology revealed 0.5-mm melanoma**
- Curative wide excision performed
- Case study published in *JAMA Dermatology*[1]


JAMA Dermatology

1. Childs MV. JAMA Dermatol, 2018, 154(2):223

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

DermTech

COMMERCIAL ACTIVITIES

Commercial Growth Strategy 1 Establish broader payer coverage Leverage new Medicare coverage to Medicare Advantage plans and commercial payers 2 Drive adoption through optimized clinician messaging Improved and tested professional campaign Actively engage and mobilize the patient Scale our digital patient campaign 4 Aim to expand sales force to up to ~53 reps in 12-24 months Optimize market coverage and call frequency Define PLA product positioning and comparable practice economics 3 Expands testing to ambiguous lesions followed for change and enhances detection by avoiding delays 5

17

EXPAND DERMATOLOGY SALES FORCE TO UP TO ~53 REPS

Each circle represents a prioritized dermatology target: *high number melanoma biopsies, >50% proportion Medicare patients*

- **Penetrate 80% of ~4,654[1] target Derm HCPs**
  - Average ~66 biopsies/mo/clinician
- Drive to *average* of **10 PLA tests/mo/clinician[2]**
  - Based on historical physician productivity metrics
  - Minimal impact to biopsy practice
- **~446,000 tests** per year
- Peak sales goal = **~$312 MM/year[3]**
- ~10% served market penetration


Seattle
Minneapolis
San Francisco
Atlanta
Washington
= Target HCP
Color = sales territory

U.S. Field Sales Territory Map

1. Source: IQVIA Skin Cancer Claims and Procedures Study
2. DermTech estimate based on historical "good" account
3. Assumes convergence of Medicare and commercial payer rates with average ASP of $700/test

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

DermTech

PLA Test Biopsy VS Samples the entire lesion Provides additional objective genomic information Measures malignant changes that cannot be seen visually Samples less than 1-2% of a potentially partial surgical biopsy Relies on subjective visual criteria Morphologic changes must be present and in the field of observation 01 02 03 Optimized CORE Clinician messaging PLA Enhances the Current Standard of Care

19

DEFINE PLA POSITIONING AND CLARIFY PRACTICE ECONOMICS

The PLA Provides Comparable Economics With Better Patient Care

Ambiguous lesions photographed and followed-up

DermTech

PLA

Physician Billing

Level 4 E&M Code 99214[1]


Patient With
Multiple Pigmented
Lesions

Comparable Practice Economics[2,3,4]

Most atypical/obvious lesion



Surgical Biopsy

Physician Billing

Biopsy Procedure Code 11300

Improved Practice Efficiency and Patient Capacity

1. Based on AMA billing criteria for CPT E&M codes
2. Net economics accounting for differences in cost for labor (physician work vs. nursing work) and supplies
3. Biopsy procedure costs based on AMA RVS Update Committee figures
4. Reimbursement rates based on Medicare payments for established patient E&M CPT codes and biopsy procedure CPT codes, CodeMap™

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

DermTech

20

SCALE DIGITAL CONSUMER CAMPAIGN

Bring the patient voice into the biopsy decision: build awareness among Medicare patients


DermTech
Like Page
DermTech PLA: An adhesive patch to test melanoma it its earliest stage. Detect early and increase your chance of survival.
SCAR-FREE.
Introducing: DermTech PLA
A breakthrough, melanoma test
Learn More
Like
Comment
Share
DermTech
Like Page
Ask your dermatologist about DermTech PLA – a non-invasive test that reduces the chance of missing melanoma to less than 1%
TAKE A GUESS
OR
Find a Doctor Near You
A breakthrough, melanoma test
Learn More
Like
Comment
Share

~4 in 10 seniors own a smartphone[1]

~3 in 4 Internet users 65+ are online daily[1]

97% of adults 60 and older have health plan coverage*

94% of adults 60-69 rate **health and wellness** of highest importance*

*West Health Institute Survey on Aging America, 2016

Successful Facebook pilot exceeded reach and click-through rates[2]
Consumer research shows patients frustrated with current care and are vocal about it[1]

1. Source; "Tech Adoption Climbs Among Older Adults", survey conducted Sept. 29-Nov6, 2016
2. DermTech Facebook advertising pilot based on targeted scope and historical benchmarks for Facebook health technology advertising

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.
DermTech

Source: DermTech, Inc., Capital IQ, Bloomberg Medicare Coverage A Significant Milestone for Test Unit and Revenue Growth DermTech Quarterly Billable Sample Volume, 2019 Company Test CMS Approval Pre-Approval Revenue (MM) Year 1 Revenue (MM) Year 1 Gross Margin Year 1 Opex % Rev Exact Sciences Cologuard 10/9/2014 $1.8 $39.4 38% 441% Veracyte Afirma 1/9/2012 $2.7 $11.6 35% 198% Genomic Health OncotypeDX 1/13/2006 $5.2 $29.2 66% 172% Q4 2019 Milestones Received final LCD for PLA Established sales team of 23 reps

22

PRODUCT AND RESEARCH PARTNERSHIP PIPELINE

Product	Test Purpose	Assay Type	Gene Targets	Stage
Pigmented Lesion Assay (PLA)	Melanoma R/O	PCR	LINC, PRAME	On Market
PLA *plus*	Next Gen Melanoma R/O	Mut/PCR	LINC, PRAME, TERT	Q1 2020 Introduction
Luminate	Non-melanoma Skin Cancer Risk	Mut	Not Disclosed	Development
Carcinome	Basal & Squamous Cell R/O	PCR	Not Disclosed	Development
ResponseAD	Atopic Dermatitis Tx Response	PCR	Th2	Development

Big Pharma Collaborations

- ~$9.5 million in research programs booked to date
- Robust pipeline of opportunities and pending contracts
- Independent performance development
- Expansion to late-stage trials (phase II, III)

L'ORÉAL gossamerbio Incyte MedImmune Johnson & Johnson abbvie Biogen

LINC: Long Intergenic Non-protein Coding RNA 518; PCR: Polymerase Chain Reaction; Mut: Mutation; PRAME: Preferentially Expressed Antigen in Melanoma; R/O: Rule Out; Tx: Treatment; TERT: Telomerase Reverse Transcriptase

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

DermTech

Commercial Lab Operations CLIA-licensed laboratory in State of California and all states requiring out-of-state licensure CAP-accredited ~9000-square-foot commercial lab space Current capacity 50,000 tests per year Adding automation to increase to 100k+/year Expansion preparation to 500k/year PLA assay turnaround time is ~72 hours